Supplement dated March 14, 2011
to the Statement of Additional Information
for Principal Funds, Inc.
dated January 1, 2011

This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.

Replace the first paragraph in the Nominating and Governance Committee section on page 25 with the following:

Nominating and Governance Committee
The Committee's primary purpose is to oversee the structure and efficiency of the Boards of
Directors and the committees the Boards establish. The Committee responsibilities include evaluating board membership and functions, committee membership and functions, insurance coverage, and legal matters.

On page 68, replace the Other Accounts Managed table in the Principal Global Investors, LLC section with the following:

Other Accounts Managed

				Total Assets
			Number of	in Accounts
	Total	Total Assets	Accounts with	with
	Number	in the	Performance	Performance
	of Accounts	Accounts	Fees	Fees
Thomas Kruchten - International
Equity Index Fund
Registered Investment Companies	4	$4.4 billion	0	$0
Other pooled investment vehicles	3	$8.3 billion	0	$0
Other accounts	3	$81.4 million	0	$0

On page 69, replace the Ownership of Securities table in the Principal Global Investors, LLC section with the following:

Ownership of Securities

Dollar Range of
	PFI Funds Managed by Portfolio Manager	Securities Owned by
Portfolio Manager	(list each Account on its own line)	the Portfolio Manager
Thomas Kruchten	International Equity Index Fund	None